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                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of April 14, 1999 by and among AVT Corporation, a Washington corporation ("Parent"), and the stockholders of MediaTel Corporation, a Delaware corporation (the "Company") listed on Exhibit A hereto (the "Stockholders").
                          ---------

                                    RECITALS

     A. Pursuant to the provisions of that certain Agreement and Plan of Merger dated as of April 13, 1999 (the "Merger Agreement") among Parent, Goldengate Acquisition Corp., a Delaware corporation ("Merger Sub"), and the Company, the parties thereto intend to effect the merger of Merger Sub with and into the Company (the "Merger").

     B. To induce the Stockholders to execute and deliver the Merger Agreement and to consummate the transactions contemplated thereby, Parent desires to provide to the Stockholders, on the terms and subject to the conditions set forth herein, certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws with respect to certain shares of Parent Common Stock to be issued in the Merger.

     C. The execution and delivery of this Agreement is a condition precedent to the obligations of the parties under the Merger Agreement.

     D. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Merger Agreement.

                                   AGREEMENT

     In consideration of the terms hereof, the parties hereto agree as follows:

1.   Certain Definitions

     As used in this Agreement, the following terms have the following respective meanings:

     "Commission" means the United States Securities and Exchange Commission.
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     The terms "register," "registered" and "registration" refer to a
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registration effected by preparing and filing a registration statement on Form
S-3 (or such substitute or replacement form as the Commission shall have then approved) with the Commission in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.
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     "Registrable Securities" mean the shares of Parent Common Stock to be
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issued to the Stockholders at the Closing of the Merger, excluding those shares that constitute the Escrow Fund.

     "Registration Expenses" mean all expenses, except as otherwise stated
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below, incurred by Parent in complying with Section 2, including, without limitation, all registration, qualification and filing fees, printing expenses and fees and expenses of counsel for Parent.

     "Selling Expenses" mean all underwriting discounts, selling commissions and
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stock transfer taxes applicable to the resale of the Registrable Securities by the Stockholders.

     "Selling Period" means the period commencing on the date on which the
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registration statement is declared effective by the Commission and ending on the earlier of (i) the date that is the one year anniversary of the Closing Date and
(ii) the date on which all of the Registrable Securities have been sold or distributed by the Stockholders.

2.   Obligations of Parent

     2.1  Required Form S-3 Registration

     Parent shall promptly prepare and file with the Commission no later than thirty (30) days after the Closing Date, a registration statement on Form S-3 (the "Registration Statement") under the Securities Act with respect to the resale of all the Registrable Securities (including, without limitation, appropriate qualification under applicable state securities laws).

     2.2  Effectiveness; Suspension Right

     (a) Parent will use its best efforts to cause the Registration Statement to become effective under the Securities Act (including without limitation the filing of any amendments or other documents necessary for such effectiveness) and to maintain the effectiveness of the Registration Statement and other applicable registrations and qualifications until the end of the Selling Period, and from time to time will amend or supplement the Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act, the Exchange Act and any applicable state securities laws, subject to the following limitations and qualifications.

     (b) During the Selling Period the Stockholders will be permitted to offer and sell the Registrable Shares registered under the Registration Statement in the manner described therein, provided that the Registration Statement remains effective and has not been suspended (and provided further that each Stockholder complies with any other restrictions on sales of the Registrable Shares that may be applicable to such Stockholder, such as restrictions on sales by Stockholders who are affiliates of the Company imposed by certain affiliate agreements being executed in connection with the Merger, and restrictions on trading

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in Parent's securities applicable to Stockholders who are employees of Parent or its subsidiaries pursuant to Parent's insider trading policy).

     (c) Notwithstanding any other provision of this Agreement, Parent shall have the right at any time to require that all Stockholders suspend further open market offers and sales of Registrable Shares whenever, and for so long as, in the reasonable judgment of Parent after consultation with counsel, there is in existence material undisclosed information or events with respect to Parent (the "Suspension Right"). In the event Parent exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to Parent and its shareholders or until such time as the information or event is no longer material, each as determined in good faith by Parent after consultation with counsel, provided that the right of the holders of Registrable Shares to effect open market offers and sales of Registrable Shares pursuant to the Registration Statement will not be suspended under this Section 2.2(c) for a minimum of thirty trading days (prorated for partial quarters) during each calendar quarter (or portion thereof) and for a minimum of half the trading days in the Selling Period; provided, further, that any such suspension shall apply only for so long as "affiliates" (as defined in Rule 501 under the Securities Act) of the Parent are restricted from selling shares of Parent Common Stock. Parent will promptly give the Stockholders notice of any such suspension and will use all reasonable efforts to minimize the length of the suspension.

     2.3  Expenses of Registration

     All Registration Expenses incurred in connection with any registration pursuant to this Section 2 shall be borne by Parent. All Selling Expenses relating to Registrable Securities registered on behalf of the Stockholders shall be borne by the Stockholders, on the basis of the proportion of the number of Registrable Securities registered and sold by each Stockholder bears to the total number of Registrable Securities registered and sold. Fees and expenses of legal counsel, if any, to any Stockholders shall be borne by the Stockholders who retain such counsel.

3    Procedures for Sale of Shares Under Registration Statement

     3.1  Notice and Approval

     If any Stockholder shall propose to sell (which may include an intent to sell over a specific period of time) Registrable Shares pursuant to the Registration Statement, it shall notify Parent of its intent to do so (including the proposed manner and timing of all sales) at least two full trading days prior to such sale, and the provision of such notice to Parent shall conclusively be deemed to reestablish and reconfirm an agreement by such Stockholder to comply with the registration provisions set forth in this Agreement. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by such Stockholder expressly for inclusion in the Registration Statement (as the same may have been superseded by subsequent such

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information) is accurate as of the date of such notice. At any time within such two trading-day period, Parent may refuse to permit the Stockholder to resell any Registrable Shares pursuant to the Registration Statement; provided, however, that in order to exercise this right, Parent must deliver a certificate in writing to the Stockholder to the effect that a delay in such sale is necessary because a sale pursuant to the Registration Statement in its then-current form without the addition of material, non-public information about Parent, could constitute a violation of the federal securities laws. Notwithstanding the foregoing, Parent will ensure that in any event the Stockholders shall have at least ten trading days (prorated for partial quarters) available to sell Registrable Shares during each calendar quarter (or portion thereof) during the Selling Period.

     3.2  Delivery of Prospectus

     For any offer or sale of any of the Registrable Shares by a Stockholder in a transaction that is not exempt under the Securities Act, the Stockholder, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (or amendment of or supplement to such prospectus) of Parent covering the Registrable Shares in the form furnished to the Stockholder by Parent to the purchaser of any of the Registrable Shares on or before the settlement date for the purchase of such Registrable Shares.

     3.3  Copies of Prospectuses

     Subject to the provisions of this Section 3, when a Stockholder is entitled to sell and gives notice of its intent to sell Registrable Shares pursuant to the Registration Statement, Parent shall, within two trading days following the request, furnish to such Stockholder a reasonable number of copies of a supplement to or in amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not as of the date of delivery to the Stockholder include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading or incomplete in the light of the circumstances then existing.

4.   Obligations of the Stockholders

     4.1  Information

     Each Stockholder shall furnish to Parent such additional information regarding itself, the Registrable Securities (and other securities of Parent, if any) it holds and the distribution proposed by it as Parent may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 2, including the information requested by the Selling Stockholder Questionnaire attached hereto as Exhibit B,
                                                                      ---------
which Questionnaire each Stockholder shall complete and execute as a condition to the inclusion of such Stockholder's shares in the registration statement.

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     4.2  Representations and Warranties of the Stockholders

     Each Stockholder represents with respect to himself, herself or itself that:

     (a) Good Title.  (i) Such Stockholder owns, beneficially and of record, the
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shares of the Company Capital Stock listed opposite such Stockholder's name on
Exhibit A hereto, (ii) such shares of the Company Capital Stock are free and
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clear of any lien, encumbrance, adverse claim, mortgage, pledge, deed of trust, security interest, charge, restriction on sale or transfer (other than restrictions imposed by applicable securities laws), preemptive right, option or other adverse claim or interest of any kind, (iii) such Stockholder has all necessary power, right and authority to enter into this Agreement and each of the agreements, certificates, instruments and documents executed or delivered pursuant to the terms of the Merger Agreement by such Stockholder and to consummate the transactions contemplated hereby and thereby, and (iv) this Agreement has been duly authorized, executed and delivered by Stockholder and is a legal, valid and binding obligation of Stockholder, enforceable in accordance with its terms.

     (b) Commission Documents.  Such Stockholder acknowledges that he, she or it
         --------------------
has received and had the opportunity to review to such Stockholder's satisfaction the materials disseminated by the Company in connection with the consent solicitation to approve the Merger and the transactions contemplated thereby, including Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

     (c) Sophistication; Professional Advice.  Such Stockholder, either alone or
         -----------------------------------
with the assistance of his, her or its professional advisors, is a sophisticated investor, is able to fend for himself, herself or itself in the transactions contemplated by the Merger Agreement relating to the Parent Common Stock and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in the Parent Common Stock. To the extent he, she or it deems necessary, such Stockholder has obtained professional advice with respect thereto.

     (d) Accredited Investor; Residence.  The signature page hereof indicates
         ------------------------------
whether such Stockholder is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. For purposes of the application of state securities laws, such Stockholder is a resident of the state as set forth on the signature page hereto.

     (e) Investment for Own Account.  The Parent Common Stock is being acquired
         --------------------------
by such Stockholder for investment for its respective account, not as a nominee or agent, and not with a view to the distribution of any part thereof. Stockholder has no present intention of selling, granting any participation in or otherwise distributing any of the Parent Common Stock in a manner contrary to the Securities Act or to any applicable state securities laws, nor does Stockholder have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant a participation to such Person or to any third party with respect to any of the Parent Common Stock.

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     (f) Restricted Securities.  Such Stockholder acknowledges that the Parent
         ---------------------
Common Stock has not been and will not prior to issuance be registered under the Securities Act and that the Parent Common Stock is characterized under the Securities Act as "restricted securities" and, therefore, cannot be sold or transferred until such sale or transfer is registered under the Securities Act as provided in this Agreement or an exemption from such registration is available. Accordingly, it is understood that the certificates evidencing the Parent Common Stock may bear the following or a comparable legend:

          The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving such securities, (b) this corporation receives an opinion of legal counsel for the holder of the securities reasonably satisfactory to this corporation stating that such transaction is exempt from registration, or (c) this corporation otherwise satisfies itself that such transaction is exempt from registration.

     (g) Exemption Reliance.  Such Stockholder has been advised that the Parent
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Common Stock is being issued under this Agreement pursuant to exemptions from applicable federal and state securities laws, and that Parent's reliance on such exemptions is predicated in part on such Stockholder's representations contained herein.

5.   Indemnification and Contribution

     5.1  Indemnification by Parent

     To the extent permitted by law, Parent will indemnify and hold harmless each Stockholder, any underwriter (as defined in the Securities Act) for such Stockholder, its officers, directors, shareholders or partners and each person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state or incorporate by reference therein a material fact required to be stated or incorporated by reference therein, or necessary to make the statements included or incorporated by reference therein not misleading, or (C) any violation or alleged violation by Parent of the Securities Act, the Exchange Act, any

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state securities law or any rule or regulation promulgated under the Securities
Act, the Exchange Act or any state securities law; and Parent will pay to each such Stockholder (and its officers, directors, shareholders or partners), underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Parent (which consent may not be unreasonably withheld); nor shall Parent be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished by any such Stockholder expressly for use in the Registration Statement, or (ii) a Violation that would not have occurred if such Stockholder had delivered to the purchaser the version of the Prospectus most recently provided by Parent to the Stockholder as of a date prior to such sale.

     5.2  Indemnification by the Stockholders

     To the extent permitted by law, each selling Stockholder, severally and not jointly, will indemnify and hold harmless Parent, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls Parent within the meaning of the Securities Act, any underwriter, any other Stockholder selling securities pursuant to the Registration Statement and any controlling person of any such underwriter or other Stockholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as, and only to the extent that, such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the Stockholder to comply with the prospectus delivery requirements under the Securities Act, and the failure of the Stockholder to deliver the most current prospectus provided by Parent prior to the date of such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder expressly for use in the Registration Statement or such Violation is caused by the Stockholder's failure to deliver to the purchaser of the Stockholder's Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to the Stockholder by Parent prior to the date of the sale; and each such Stockholder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 5.2 in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Stockholder, which consent shall not be unreasonably withheld. The aggregate indemnification and contribution liability of each Stockholder under this Section 5.2 shall not

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exceed the net proceeds received by such Stockholder in connection with sale of shares pursuant to the Registration Statement.

     5.3  Notice of Claims

     Each person entitled to indemnification under this Section 5.3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.3 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     5.4  Contribution

     To the extent that the indemnification provided for in this Section 5.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue of alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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6.   Notices

     All notices and other communications hereunder shall be in writing and delivered as set forth in Section 9.1 of the Merger Agreement, in the case of Parent, to the address set forth therein and in the case of any Stockholder, to the address set forth herein.

7.   Amendments

     This Agreement may not be amended except by an instrument signed by Parent and the Stockholders holding a majority of the Registrable Securities.

8.   Severability

     In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.   Transferability of Registration Rights

     The rights under this Agreement are not transferable by holders of Registrable Securities except (a) a transfer by will or intestacy, (b) estate planning transfers consisting of gifts to the spouse or issue of the transferee and transfers to trusts for the benefit of the spouse or issue of the transferee, (c) a transfer to the constituent partners of a Stockholder that is a partnership as part of a pro rata distribution of the shares of Parent Common Stock held by such partnership so long as all such transferees appoint a single representative as their attorney-in-fact for the purpose of receiving any notices and exercising their rights under this Agreement, (d) a transfer by Atrium Investors, LLC or Telecom Investors LLC to their respective members, or
(e) with the written consent of Parent.

10.  Parties in Interest

     This Agreement will be binding on and inure solely to the benefit of each party hereto and its permitted assigns, and nothing in this Agreement, express or implied, is intended to or will confer on any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

11.  Specific Performance

     The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms

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or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including the indemnification provisions hereof) in any competent court having jurisdiction over the parties, in addition to any other remedy to which they might be entitled at law or in equity.

12.  Governing Law; Jurisdiction and Venue

     This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, regardless of laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties hereto irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Agreement.

13.  Headings

     The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

14.  Counterparts; Electronic Signatures

     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. To expedite the process of entering into this Agreement, the parties acknowledge that Transmitted Copies of this Agreement will be equivalent to original documents until such time as original documents are completely executed and delivered. "Transmitted Copies" will mean copies that are reproduced or transmitted via photocopy, facsimile or other process of complete and accurate reproduction and transmission.

15.  Business Day

     Should the day on which any act required to be performed under this Agreement fall on a Saturday, Sunday or legal holiday, the day required for such performance shall be the next day that is not a Saturday, Sunday or legal holiday.

     IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

                              AVT CORPORATION

                              By:  /s/ Richard LaPorte
                              Name:  Richard LaPorte
                              Its:  Chairman and CEO

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                Signature Page to Registration Rights Agreement

                              STOCKHOLDER


                              By:
                                 -----------------------
                              Name:
                                   ---------------------

                              Address:
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